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                                                                 EXHIBIT (10)(d)


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                                                      PLATINUM INVESTOR III                                     AMERICAN
                                                VARIABLE UNIVERSAL LIFE INSURANCE                                  GENERAL
                                                     SUPPLEMENTAL APPLICATION                                      FINANCIAL GROUP

                                         AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
                                         Home Office: Houston, Texas

                                         Member of American General Financial Group. American General Financial Group is the
                                         marketing name for American General Corporation and its subsidiaries.

                                         (This supplement must accompany the appropriate application for life insurance.)
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APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION ON THE LIFE OF
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                                       ---------------------------------       --------------------------------------
                                       Name of proposed insured                Date of application for life insurance
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INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                    Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              PREMIUM    DEDUCTION                                             PREMIUM     DEDUCTION
                                            ALLOCATION  ALLOCATION                                            ALLOCATION  ALLOCATION
                                            ----------  ----------                                            ----------  ----------
AIM VARIABLE INSURANCE FUNDS                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Equity Division (260)   ___%        ___%   Mid-Cap Growth Division (286)                  ___%       ___%
AIM V.I. Value Division (261)                  ___%        ___%   NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        International Equities Division (263)          ___%        ___%
VP Value Division (262)                        ___%        ___%   MidCap Index Division (264)                    ___%        ___%
AYCO SERIES TRUST                                                 Money Market Division (265)                    ___%        ___%
AYCO Large Cap Growth Fund I Division (270)    ___%        ___%   Nasdaq-100 Index Division (266)                ___%        ___%
DREYFUS INVESTMENT PORTFOLIOS                                     Science & Technology Division (269)            ___%        ___%
MidCap Stock Division (273)                    ___%        ___%   Small Cap Index Division (268)                 ___%        ___%
DREYFUS VARIABLE INVESTMENT FUND                                  Stock Index Division (267)                     ___%        ___%
Quality Bond Division (271)                    ___%        ___%   PIMCO VARIABLE INSURANCE TRUST
Small Cap Division (272)                       ___%        ___%   PIMCO Real Return Bond Division (288)          ___%       ___%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         PIMCO Short-Term Bond Division (287)           ___%       ___%
VIP Asset Manager Division (277)               ___%        ___%   PIMCO Total Return Bond Division (289)         ___%       ___%
VIP Contrafund Division (276)                  ___%        ___%   PUTNAM VARIABLE TRUST
VIP Equity-Income Division (274)               ___%        ___%   Putnam VT Diversified Income Division (290)    ___%       ___%
VIP Growth Division (275)                      ___%        ___%   Putnam VT Growth & Income Division (291)       ___%       ___%
JANUS ASPEN SERIES--SERVICE SHARES                                Putnam VT Int'l Growth & Income Division (292) ___%       ___%
Aggressive Growth Division (280)               ___%        ___%   SAFECO RESOURCE SERIES TRUST
International Growth Division (278)            ___%        ___%   Equity Division (293)                          ___%       ___%
Worldwide Growth Division (279)                ___%        ___%   Growth Opportunities Division (294)            ___%       ___%
J.P. MORGAN SERIES TRUST II                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
J.P. Morgan Small Company Division (281)       ___%        ___%   Equity Growth Division (295)                   ___%       ___%
MFS VARIABLE INSURANCE TRUST                                      High Yield Division (296)                      ___%       ___%
MFS Capital Opportunities Division (284)       ___%        ___%   VANGUARD VARIABLE INSURANCE FUND
MFS Emerging Growth Division (282)             ___%        ___%   High Yield Bond Division (297)                 ___%       ___%
MFS New Discovery Division (285)               ___%        ___%   REIT Index Division (298)                      ___%       ___%
MFS Research Division (283)                    ___%        ___%   VAN KAMPEN LIFE INVESTMENT TRUST
                                                                  Strategic Stock Division (299)                 ___%       ___%
                                                                  WARBURG PINCUS TRUST
                                                                  Small Company Growth Division (300)            ___%       ___%
                                                                  AGL DECLARED FIXED INTEREST ACCOUNT (301)      ___%       ___%
                                                                  Other: ___________________________________     ___%       ___%
                                                                                                                 100%       100%
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AGLC 0198-00                                                                                                            Page 1 of 4
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DOLLAR COST AVERAGING
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DOLLAR COST       ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money
AVERAGING:        Market Division] and transferred to one or more of the investment options below. The [AGL Declared Fixed
                  Interest Account] is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

                  DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
                  FREQUENCY OF TRANSFERS:      [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
                  TRANSFER $__________________ ($100 MINIMUM, WHOLE DOLLARS ONLY)

 AIM VARIABLE INSURANCE FUNDS                                         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 AIM V.I. International Equity Division (260) $______                 Mid-Cap Growth Division (286)                  $______
 AIM V.I. Value Division (261)                $______                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                           International Equities Division (263)          $______
 VP Value Division (262)                      $______                 MidCap Index Division (264)                    $______
 AYCO SERIES TRUST                                                    Nasdaq-100 Index Division (266)                $______
 AYCO Large Cap Growth Fund I Division (270)  $______                 Science & Technology Division (269)            $______
 DREYFUS INVESTMENT PORTFOLIOS                                        Small Cap Index Division (268)                 $______
 MidCap Stock Division (273)                  $______                 Stock Index Division (267)                     $______
 DREYFUS VARIABLE INVESTMENT FUND                                     PIMCO VARIABLE INSURANCE TRUST
 Quality Bond Division (271)                  $______                 PIMCO Real Return Bond Division (288)          $______
 Small Cap Division (272)                     $______                 PIMCO Short-Term Bond Division (287)           $______
 FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS                           PIMCO Total Return Bond Division (289)         $______
 VIP Asset Manager Division (277)             $______                 PUTNAM VARIABLE TRUST
 VIP Contrafund Division (276)                $______                 Putnam VT Diversified Income Division (290)    $______
 VIP Equity-Income Division (274)             $______                 Putnam VT Growth & Income Division (291)       $______
 VIP Growth Division (275)                    $______                 Putnam VT Int'l Growth & Income Division (292) $______
 JANUS ASPEN SERIES-SERVICE SHARES                                    SAFECO RESOURCE SERIES TRUST
 Aggressive Growth Division (280)             $______                 Equity Division (293)                          $______
 International Growth Division (278)          $______                 Growth Opportunities Division (294)            $______
 Worldwide Growth Division (279)              $______                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 J.P. MORGAN SERIES TRUST II                                          Equity Growth Division (295)                   $______
 J.P. Morgan Small Company Division (281)     $______                 High Yield Division (296)                      $______
 MFS VARIABLE INSURANCE TRUST                                         VANGUARD VARIABLE INSURANCE FUND
 MFS Capital Opportunities Division (284)     $______                 High Yield Bond Division (297)                 $______
 MFS Emerging Growth Division (282)           $______                 REIT Index Division (298)                      $______
 MFS New Discovery Division (285)             $______                 VAN KAMPEN LIFE INVESTMENT TRUST
 MFS Research Division (283)                  $______                 Strategic Stock Division (299)                 $______
                                                                      WARBURG PINCUS TRUST
                                                                      Small Company Growth Division (300)            $______
                                                                      Other: ___________________________________     $______
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AUTOMATIC REBALANCING
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AUTOMATIC      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based
REBALANCING:   on the premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:      [_] Quarterly          [_] Semiannually            [_] Annually

               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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MODIFIED ENDOWMENT CONTRACT
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CONTRACT:   If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
            United States Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include:
            (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                                    [X] YES   [ ] NO
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AGLC 0198-00                                                                                                           Page 2 of 4
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DEATH BENEFIT COMPLIANCE TEST
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                   [_] Guideline Premium Test           [_] Cash Value Accumulation Test
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SPECIFIED AMOUNT
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Base Coverage $_____________________ plus Supplemental Coverage $____________________ = Total Specified Amount $____________________
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TELEPHONE AUTHORIZATION
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                      I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on
                      telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest
                      Account and to change allocations for future purchase payments and monthly deductions given by:

INITIAL APPROPRIATE
BOX HERE:             [_]     Policy Owner(s) - If Joint Owners, either of us acting independently.
                      [_]     Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                      AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.
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SUITABILITY
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ALL QUESTIONS MUST
BE ANSWERED.          1. Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance policy prospectus and the prospectuses
                         describing the investment options?                                            [_] yes   [_] no

                         (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                              Variable Universal Life Insurance Policy Prospectus:            _______________
                              Supplements (if any):                                           _______________

                      2. Do you understand and acknowledge:

                         a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF
                            SEGREGATED ACCOUNTS WHICH MEANS THAT YOU NEED TO RECEIVE
                            AND UNDERSTAND CURRENT PROSPECTUSES FOR THE POLICY AND THE
                            UNDERLYING ACCOUNTS?                                                       [_] yes   [_] no

                         b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF
                            THE SEGREGATED ACCOUNTS MAY VARY: AND                                      [_] yes   [_] no

                            (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE
                                 COMPANY, THE U.S. GOVERNMENT OR ANY STATE GOVERNMENT?                 [_] yes   [_] no

                            (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE
                                 BOARD OR ANY OTHER AGENCY, FEDERAL OR STATE?                          [_] yes   [_] no

                         c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS
                            PLACED IN THE AGL DECLARED FIXED INTEREST ACCOUNT?                         [_] yes   [_] no

                         d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO
                            ALLOW FOR THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?           [_] yes   [_] no

                         e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR
                            DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
                            SEPARATE ACCOUNT?                                                          [_] yes   [_] no

                         f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE
                            INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED
                            FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE
                            DEDUCTIONS?                                                                [_] yes   [_] no

                        3. Do you believe the Policy you selected meets your insurance and
                           investment objectives and your anticipated financial needs?                 [_] yes   [_] no

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AGLC 0198-00                                                                                                           Page 3 of 4
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YOUR SIGNATURE
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SIGNATURES              Signed at (city, state)
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                        Print name of Broker/Dealer
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                        X Registered representative                     State license #                         Date
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                        X Primary proposed insured                                                              Date
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                        X Owner                                                                                 Date
                        (If different from Proposed Insured)
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                        X Joint Owner                                                                           Date
                        (If applicable)
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AGLC 0198-00                                                                                                            Page 4 of 4
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